                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 20, 2003

                           KAISER ALUMINUM & CHEMICAL
                                   CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3605
                            (Commission File Number)

                                   94-0928288
                     (I.R.S. Employer Identification Number)

      5847 SAN FELIPE, SUITE 2500
            HOUSTON, TEXAS                          77057-3268
(Address of Principal Executive Offices)            (Zip Code)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

Item 5.    Other Events

      On August 20, 2003, Kaiser Aluminum & Chemical Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

           *Exhibit 99.1:  Press release dated August 20, 2003

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*  Included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KAISER ALUMINUM & CHEMICAL
                                    CORPORATION
                                           (Registrant)

                                    By:   /s/ Daniel. D. Maddox
                                          Daniel D. Maddox
                                          Vice President and Controller

Dated:  August 20, 2003

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated August 20, 2003